October 22, 2025 Q3 2025 – Supplemental Information 1 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitation) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by external circumstances outside the Company's direct control, such as but not limited to adverse events or conditions impacting the financial services industry. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov). 2

Quarterly Highlights 3

Funding and Asset Mix Robust Capital Driving Earnings Growth Delivering on Organic Transformation Strategy 4 • Average NIDDA up $210 million QoQ and $741 million YoY • NIDDA up $1.0 billion or 13% YTD; as expected, NIDDA declined by $488 million QoQ reflecting normal seasonality; • NIDDA 30% of total deposits at September 30, 2025 • Cost of deposits down 0.09% to 2.38% from 2.47%; spot APY 2.31% at September 30 • Total loans down $231 million; lower yielding and non-core resi, franchise, equipment and municipal finance down an aggregate $245 million • Net income $71.9 million, 5% quarter-over-quarter increase • NIM expanded by 0.07% to 3.00% from 2.93%; up 22 bps from Q3 2024 • Annualized ROA improved to 0.82%, ROE improved to 9.5% • CET 1 ratio 12.5%; 11.7% pro-forma CET1 including AOCI • TCE/TA 8.4% • Tangible book value per share now $39.27, 8% year-over-year growth Expansion Opportunities • Full service commercial banking offices launched in Morristown NJ and Charlotte NC

Highlights from Third Quarter Earnings

BankUnited

($ in millions, except per share data)	Q3'25	Q2'25	Q3'24	Change From Q2'25	Change From Q3'24	
Net Interest Income	$250	$246	$234	$4	$16	
Provision for Credit Losses	$12	$16	$9	($4)	$3	
Total Non-interest Income	$26	$28	$23	($2)	$3	
Total Non-interest Expense	$166	$164	$165	$2	$1	
Net Income	$72	$69	$61	$3	$11	
EPS	$0.95	$0.91	$0.81	$0.04	$0.14	
Period-end Core C&I and CRE loans	$15,090	$15,159	$15,013	($69)	$77	C&I growth impacted by strategic exits and high level of payoffs
Period-end Loans	$23,702	$23,934	$24,399	($231)	($697)	Strategic runoff of resi and non-core commercial categories
NIDDA to total deposits	30%	32%	27%	(2)%	3%	
Non-interest DDA	$8,625	$9,113	$7,635	($488)	$990	Q3 impacted by expected seasonality
Period-end Deposits	$28,618	$28,646	$27,856	($28)	$762	
Loans to Deposits	82.8%	83.6%	87.6%	(0.8%)	(4.8%)	
CET1	12.5%	12.2%	11.8%	0.3%	0.7%	
Total Capital	14.4%	14.3%	13.9%	0.1%	0.5%	
Yield on Loans	5.53%	5.55%	5.87%	(0.02%)	(0.34%)	
Yield on Securities	5.13%	5.06%	5.62%	0.07%	(0.49%)	
Cost of Deposits	2.38%	2.47%	3.06%	(0.09%)	(0.68%)	Down rate cycle beta of 89% on non-maturity interest-bearing deposits
Net Interest Margin	3.00%	2.93%	2.78%	0.07%	0.22%	Organic transformation strategy generating margin expansion
Non-performing Assets to Total Assets[1]	1.10%	1.08%	0.64%	0.02%	0.46%	
ACL to Total Loans	0.93%	0.93%	0.94%	—%	(0.01%)	
Commercial ACL to Total Commercial Loans[3]	1.35%	1.36%	1.41%	(0.01)%	(0.06)%	
Net Charge-offs to Average Loans[2]	0.26%	0.27%	0.12%	(0.01)%	0.14%	

1. Includes guaranteed portion of non-accrual SBA loans.
2. Annualized for the nine months ended September 30, 2025 and 2024; and the six months ended June 30, 2025.
3. For purposes of this ratio, commercial loans includes the core C&I and CRE sub-segments as well as franchise and equipment finance. Due to their unique risk profiles, MWL and municipal finance are excluded from this ratio.

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Deposits 6

Deposit Trends ($ in millions) $3,384 $4,268 $5,164 $4,724 $4,301 $3,778 $3,447 $13,369 $13,061 $11,136 $10,325 $11,056 $10,171 $9,937 $3,709 $2,142 $3,403 $5,172 $4,893 $5,584 $6,609 $8,976 $8,038 $6,835 $7,635 $7,616 $9,113 $8,625 $29,438 $27,509 $26,538 $27,856 $27,866 $28,646 $28,618 Non-interest Demand Interest Demand Money Market / Savings Time 12/31/21 12/31/22 12/31/23 09/30/24 12/31/24 06/30/25 09/30/25 Quarterly Cost of Deposits 0.19% 1.42% 2.96% 3.06% 2.72% 2.47% 2.38% Non-interest bearing as a % of Total Deposits 30.5% 29.2% 25.8% 27.4% 27.3% 31.8% 30.1% 7 Diverse deposit book by sector; largest industry verticals at September 30: • National Title Solutions - $4.7 billion; • National HOA - $2.1 billion

Cost of Funds Trend 8 0.16% 1.92% 3.18% 2.63% 2.37% 2.31% 0.25% 4.50% 5.50% 4.50% 4.50% 4.25% Spot APY - Total Deposits Target Federal Funds Rate Upper Bound 12/31/21 12/31/22 12/31/23 12/31/24 06/30/25 09/30/25 (1.00)% —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Spot Average Annual Percentage Yield (“APY”) At December 31, 2021 At December 31, 2022 At December 31, 2023 At December 31, 2024 At June 30, 2025 At September 30, 2025 Total non-maturity deposits 0.14% 1.83% 2.87% 2.37% 2.16% 2.13% Total interest-bearing deposits 0.23% 2.66% 4.20% 3.58% 3.41% 3.27% Total deposits 0.16% 1.92% 3.18% 2.63% 2.37% 2.31% Spread Between Fed Funds Upper Bound and Spot APY of Total Deposits

Loans and the Allowance for Credit Losses 9

10 Prudently Underwritten and Well-Diversified Loan Portfolio At September 30, 2025 ($ in millions) Loan Portfolio Over Time $8,368 $8,901 $8,209 $7,581 $7,304 $7,131 $5,702 $5,700 $5,819 $6,214 $6,473 $6,534 $6,735 $8,305 $8,907 $8,982 $8,686 $8,556 $1,092 $525 $433 $586 $627 $709$1,868 $1,455 $1,266 $935 $844 $772 $23,765 $24,886 $24,634 $24,298 $23,934 $23,702 Other Mortgage Warehouse Lending C&I CRE Residential 12/31/21 12/31/22 12/31/23 12/31/24 06/30/25 09/30/25

High Quality CRE Portfolio At September 30, 2025 ($ in millions) Property Type Balance % of Total CRE FL NY Tri State Other Wtd. Avg. DSCR Wtd. Avg. LTV Office $ 1,525 24% 61% 18% 21% 1.57 65.0 % Warehouse/Industrial 1,554 24% 43% 9% 48% 1.83 47.3 % Multifamily 749 11% 52% 46% 2% 1.98 48.0 % Retail 1,352 21% 39% 25% 36% 1.75 58.7 % Hotel 481 7% 78% 10% 12% 1.63 43.8 % Construction and Land 714 11% 28% 42% 30 % NA NA Other 159 2% 46% 2% 52% 2.95 43.2% $ 6,534 100% 49% 22% 29% 1.77 54.6% 11 Florida NY Tri State Property Type Wtd. Avg. DSCR Wtd. Avg. LTV Wtd. Avg. DSCR Wtd. Avg. LTV Office 1.62 62.9% 1.53 62.2 % Warehouse/Industrial 1.95 45.8% 1.81 32.5 % Multifamily 2.63 44.1% 1.24 52.6 % Retail 1.85 56.1% 1.51 60.6 % Hotel 1.63 44.1% 1.79 30.0 % Other 3.68 35.3% 2.31 32.2% 1.92 52.3% 1.47 55.1 % Construction and land includes $87 million of office exposure, $83 million in NY New York rent regulated multi-family exposure $107 million

Manageable CRE Maturity Risk At September 30, 2025 ($ in millions) Property Type Maturing in the Next 12 Months % Maturing in the Next 12 Months Fixed Rate or Swapped Maturing in the Next 12 Months Fixed Rate to Borrower Maturing in Next 12 mos. as a % of Total Portfolio Office $ 456 30% $ 318 21 % Warehouse/Industrial 342 22% 164 11 % Multifamily 153 20% 100 13 % Retail 309 23% 233 17 % Hotel 194 40% 147 30 % Construction and Land 278 39% 42 6 % Other 26 16% 26 16% $ 1,758 27% $ 1,030 16% 12 16% of total CRE portfolio fixed and maturing in the next 12 months Property Type 2025 2026 2027 2028 2029 Thereafter Total Office $ 154 $ 503 $ 290 $ 241 $ 271 $ 66 $ 1,525 Warehouse/Industrial 104 406 308 281 158 297 1,554 Multifamily 57 144 144 166 134 104 749 Retail 124 260 175 368 127 298 1,352 Hotel 38 235 30 63 59 56 481 Construction and Land 82 213 316 10 35 58 714 Other — 26 19 29 15 70 159 $ 559 $ 1,787 $ 1,282 $ 1,158 $ 799 $ 949 $ 6,534 Maturity Distribution of CRE Loans

CRE Peer Benchmarking 13 34% 33% 28% Peer Median Peer Mean BankUnited, N.A —% 5% 10% 15% 20% 25% 30% 35% 40% 225% 206% 185% —% 50% 100% 150% 200% 250% 1. BKU information as of September 30, 2025 2. CRE peer median information based on June 30, 2025 Call Report data (most recent date available) for banks with total assets between $10 billion and $100 billion CRE / Total Loans(1)(2) CRE / Total Risk Based Capital(1)(2)

CRE Office Portfolio - Additional Information At September 30, 2025 14 • 19% or $292 million of the total office portfolio is medical office • Rent rollover in next 12 months approximately 12% of the total office portfolio; 14% for FL and 10% in NY Tri State • Manhattan stabilized portfolio has approximately 98% occupancy and rent rollover in the next 12 months of 9% • The Florida portfolio is predominantly suburban 30% 23% 19% 18% 6% 4% Manhattan Long Island NY Tri-State Other Queens Brooklyn Bronx 30% 22%20% 11% 10% 7% Tampa Orlando Boca/Palm Beach Miami-Dade Other Broward NY Tri-State by Sub-Market Florida by Sub-Market

Granular, Diversified Commercial & Industrial Portfolio At September 30, 2025 ($ in millions) Industry Balance(1) % of Portfolio Finance and Insurance $ 1,281 15.0 % Health Care and Social Assistance 831 9.7 % Utilities 721 8.4 % Manufacturing 712 8.3 % Wholesale Trade 652 7.6 % Educational Services 633 7.4 % Construction 575 6.7 % Transportation and Warehousing 529 6.2 % Real Estate and Rental and Leasing 523 6.1 % Information 469 5.5 % Retail Trade 363 4.2 % Professional, Scientific, and Technical Services 309 3.6 % Public Administration 254 3.0 % Other Services (except Public Administration) 240 2.8 % Arts, Entertainment, and Recreation 143 1.7 % Accommodation and Food Services 125 1.5 % Administrative and Support and Waste Management 80 0.9 % Other 116 1.4% $ 8,556 100.0% 15 1. Includes $1.9 billion of owner-occupied real estate Geographic Distribution FL 30% NY Tri State 27% Other 28% NDFI 15%

Loans to Non-Depository Financial Institutions (NDFI) At September 30, 2025 ($ in millions) 16 B2B $463 Capital Call / Subscription Lines $344 Other $449 NDFI Portfolio Distribution Portfolio characteristics: • $1.3B NDFI Exposure • NDFI loans make up 5% of total loans; 8% of commercial loans • Substantial majority of NDFI portfolio is pass rated. One $26 million loan is classified • Only $5 million past due 30 days • Chart excludes $709 million in mortgage warehouse lines • “Other” includes REITs, B2C, Private Equity Funds, Insurance Carriers and Investment Services

$222.7 $19.1 $3.2 $9.3 $(1.9) $(14.7) $(17.8) $219.9 Drivers of Change in the ACL - Current Quarter ($ in millions) Increase in Specific Reserves Economic Forecast Net Charge- Offs ACL 09/30/25 ACL 06/30/25 0.93%0.93%% of Total Loans 17 Change in Qualitative Overlay Portfolio Changes and Other • Current market adjustment • Lower weight to downside scenario • Changes to forward path of forecast • Portfolio composition changes • New production net of exits • Changes in borrower financials • Primarily related to model imprecision and idiosyncratic risk • Primarily related to one C&I and one CRE office loan • Primarily related to one C&I and one CRE office loan Risk Rating Migration

Allocation of the ACL
($ in millions)

BankUnited

	December 31, 2024		June 30, 2025		September 30, 2025	
	Balance	% of Loans	Balance	% of Loans	Balance	% of Loans
Commercial:						
Commercial real estate	$ 70.5	1.13 %	$ 58.4	0.90 %	$ 62.3	0.95 %
Commercial and industrial	138.0	1.54 %	149.0	1.72 %	142.9	1.67 %
Franchise and equipment finance	2.3	1.12 %	1.1	0.73 %	1.1	0.79 %
Total commercial	210.8	1.37 %	208.5	1.36 %	206.3	1.35 %
Pinnacle - municipal finance	0.1	0.02 %	0.1	0.01 %	0.1	0.01 %
Residential and mortgage warehouse lending	12.3	0.15 %	14.1	0.18 %	13.5	0.17 %
Allowance for credit losses	**$ 223.2**	**0.92 %**	**$ 222.7**	**0.93 %**	**$ 219.9**	**0.93 %**

Office Portfolio ACL: 2.21% at September 30, 2025, 1.92% at June 30, 2025

Asset Quality Ratios	December 31, 2024	June 30, 2025	September 30, 2025
Non-performing loans to total loans[(1)]	1.03 %	1.57 %	1.60 %
Non-performing loans, excluding the guaranteed portion of non-accrual SBA loans, to total loans	0.89 %	1.42 %	1.43 %
Non-performing assets to total assets[(1)]	0.73 %	1.08 %	1.10 %
Non-performing assets, excluding the guaranteed portion of non-accrual SBA loans, to total assets	0.63 %	0.98 %	0.99 %
Allowance for credit losses to non-performing loans[(1)]	89.01 %	59.18 %	57.95 %
Net charge-offs to average loans[(2)]	0.16 %	0.27 %	0.26 %
Net charge-offs to average loans, trailing twelve months	0.16 %	0.23 %	0.27 %

1. Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $40.0 million, $35.9 million and $34.3 million at September 30, 2025, June 30, 2025 and December 31, 2024, respectively.
2. Annualized for the six months ended June 30, 2025 and the nine months ended September 30, 2025.

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Asset Quality Metrics 19 Non-Performing Loans to Total Loans Non-Performing Assets to Total Assets Net Charge-offs to Average Loans(1) 0.87% 0.42% 0.52% 1.03% 1.57% 1.60% 0.68% 0.26% 0.35% 0.89% 1.42% 1.43% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/21 12/31/22 12/31/23 12/31/24 06/30/25 09/30/25 —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 0.58% 0.29% 0.37% 0.73% 1.08% 1.10% 0.45%0.18% 0.25% 0.63% 0.98% 0.99% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/21 12/31/22 12/31/23 12/31/24 06/30/25 09/30/25 —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 0.29% 0.22% 0.09% 0.16% 0.27% 0.26% 12/31/21 12/31/22 12/31/23 12/31/24 06/30/25 09/30/25 —% 0.20% 0.40% 0.60% 1. Annualized for the six months ended June 30, 2025 and the nine months ended September 30, 2025.

Non-Accrual Loans by Portfolio Segment ($ in millions) 20 $206 $105 $127 $251 $376 $379 $29 $21 $21 $24 $23 $23 $30 $86 $142 $136$58 $22 $34 $97 $167 $173 $33 $13 $24 $6 $4 $3 $46 $40 $42 $34 $36 $40 $10 $9 $6 $4 $4 $4 Non-Guaranteed Portion of SBA Guaranteed Portion of SBA Franchise and Equipment C&I CRE Residential and Other Consumer 12/31/21 12/31/22 12/31/23 12/31/24 06/30/25 09/30/25 $89$17 $30 Office Multifamily - NY Rent Regulated Construction and Land - Office Non-performing CRE loans by Property Type at September 30, 2025 Non-performing loans by Portfolio Segment

Criticized and Classified Loans Trend ($ in millions) 21 Commercial Real Estate(1) Commercial(1)(2) Special Mention Substandard Accruing Substandard Non-accruing and Doubtful 12/31/21 12/31/2022 12/31/23 12/31/24 06/30/25 09/30/25 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 12/31/21 12/31/2022 12/31/23 12/31/24 06/30/25 09/30/25 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 1. Excludes SBA 2. Includes C&I and franchise and equipment finance

Criticized and Classified CRE Loans by Property Type ($ in millions) 22 December 31, 2024 $138 $17 $47 $101 $340 $128 $3 $14 $147 $82 $47$89 $283 $59 $19 Multifamily Hotel Industrial/ Warehouse Retail Office Construction & Land (1) Other SBA September 30, 2025 (1) office exposure at 9/30/2025 and 6/30/2025 June 30, 2025 $160 $62 $47 $95 $323 $60 $16

Asset Quality - Delinquencies ($ in millions) 23 Commercial(1) CRE 12/31/21 12/31/22 12/31/23 12/31/24 06/30/25 09/30/25 $— $20 $40 $60 $80 $100 Residential(2) 12/31/21 12/31/22 12/31/23 12/31/24 06/30/25 09/30/25 $— $20 $40 $60 $80 $100 30-59 Days PD 60-89 Days PD 90 Days+ PD 12/31/21 12/31/22 12/31/23 12/31/24 06/30/25 09/30/25 $— $20 $40 $60 $80 $100 1. Includes C&I, franchise finance and equipment finance 2. Excludes government insured residential loans

Residential Portfolio Overview At September 30, 2025 24 Residential Loan Product Type FICO Distribution(1) Breakdown by LTV(1) 1. Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically at origination Prior 32% 2021 42% 2022 15% 2023 4% 2024 4% 2025 3% >759 76% 720-759 14% <720 or NA 10% Breakdown by Vintage(1) 30 Yr Fixed 34% 15 & 20 Year Fixed 12% 10/1 ARM 13% 5/1 & 7/1 ARM 28% Govt Insured 13% High quality residential portfolio consists primarily of high FICO, low LTV, prime jumbo mortgages with de-minimis charge-offs since inception as well as government insured loans 60% or less 33% 61% - 70% 25% 71% - 80% 39% More than 80% 3%

Stress Testing Results - Expected Credit Losses in CCAR Severely Adverse Scenario ($ in millions) 25 2.9% 2.8% 0.4% Commercial CRE Residential Total —% 1.0% 2.0% 3.0% 4.0% 4.3% 0.9% 2.4% 1.5% 6.8% 1.4% 2.8% Office Industrial Multifamily Retail Hotel Other Total —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $271 $173 $28 $472 Lifetime expected credit losses in the CCAR severely adverse scenario $80 $12 $31 $16 $33 $1 $173 Lifetime expected credit losses in the CCAR severely adverse scenario 1. Excludes Pinnacle municipal finance and mortgage warehouse lending. 2. Construction loans are included in the chart by their applicable property type. • Bank projected to remain well above well capitalized threshold under hypothetical severe stress CRE Stressed Expected Credit Losses by Property Type(2) Stressed Expected Credit Losses by Segment 1)(3) 3. Stress testing results based on loan portfolio as of December 31, 2024.

Investment Portfolio 26

High Quality, Short-Duration Securities Portfolio ($ in millions) December 31, 2024 June 30, 2025 September 30, 2025 Portfolio Net Unrealized Loss Fair Value Net Unrealized Gain/(Loss) Fair Value Net Unrealized Loss Fair Value US Government and Agency $ (99) $ 3,421 $ (66) $ 3,420 $ (57) $ 3,453 Private label RMBS and CMOs (253) 2,238 (225) 2,361 (207) 2,356 Private label CMBS (39) 1,784 (25) 2,095 (17) 2,260 CLOs 2 1,133 — 1,119 — 988 Other (17) 525 (14) 397 (9) 401 $ (406) $ 9,101 $ (330) $ 9,392 $ (290) $ 9,458 Portfolio Composition US Government and Agency 37% Private label RMBS and CMOs 25% Private label CMBS 24% CLOs 10% Other 4% Rating Distribution GOV 37% AAA 54% AA 6% A 2% NR 1% • No expected credit losses on AFS securities • Unrealized losses just 3% of amortized cost • AFS portfolio duration of 1.59; approximately 72% of the portfolio floating rate 27

High Quality, Short-Duration Securities Portfolio At September 30, 2025 Strong credit enhancement levels - no SASB(1) exposure Private Label RMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 2.8 83.9 17.9 2.1 AA 22.2 48.4 29.0 7.0 A 21.3 25.4 23.4 14.1 NR 20.0 20.0 20.0 12.8 Wtd. Avg. 4.8 77.9 18.6 3.1 Private Label CMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 29.0 94.3 46.5 8.9 AA 33.7 94.2 53.3 7.2 A 28.0 45.9 36.7 10.5 Wtd. Avg. 29.3 92.6 46.6 8.8 CLOs Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 39.2 80.5 43.9 15.3 AA 30.6 34.3 32.3 14.5 Wtd. Avg. 37.9 73.4 42.1 15.2 AAA 89% AA 3% A 3% NR 5% AAA 90% AA 7% A 3% AAA 85% AA 15% 281. Single-asset, single-borrower